EXHIBIT 10.61(12)

MUNGUIA VIDAURRE CHAVEZ

Del portón del Hospital El Retiro 1 c al lago 1c arriba ½ c al lago

Telephones 2667102.2667602-2666803- Fax 2662329

RECEIPT

I received from the Offices of Doctor LUIS CHAVEZ ESCOTO, photocopies of the Deed Number fourteen (14) of the Loan Contract warranted with Mortgage, authorized in the city of Managua at three o’clock in the afternoon on May twentieth year two thousand three by which the Banking Entity BANCO DE LA PRODUCCION SOCIEDAD ANONIMA, grants a credit to the corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, up the amount of THREE MILLION DOLLARS (US$3,000,000.00) Currency of legal course in the United States of America.

Managua, August thirteenth two thousand three.

RECEIVED ACCORDANT	DELIVER ACCORDANT

MUNGUIA VIDAURRE CHAVEZ

LAWYERS AND NOTARIES

Lawyer Juan Alvaro Munguia Alvarez	Members of CLUB

Lawyer Noel Vidaurre Arguello	OF LAWYERS

Lawyer Luis Chavez Escoto	GLOBALAW

PROTOCOL NUMBER XXVI

NOTARY: LAWYER LUIS CHAVEZ ESCOTO

DEED NUMBER 14

COPY NUMBER 01

OBJECT: CREDIT CONTRACT WARRANTED WITH MORTGAGE

GRANTED BY BANCO DE LA PRODUCCION, S. A.

ARTURO ARANA UBIETA

ON FAVOR OF INMOBILIARIA PSMT NICARAGUA, S.A.

LAWYER JUAN ALVARO MUNGUIA ALVAREZ

MANAGUA MAY 20th 2003

TESTIMONY

PUBLIC DEED NUMBER FOURTEEN (14).- CONTRACT OF CREDIT WARANTEED WITH MORTGAGE. In the city of Managua, at three hours on May twentieth two thousand three. Before me, LUIS CHAVEZ ESCOTO, of full age, married, Lawyer and Notary Public from the Republic of Nicaragua. Dully authorized by the Honorable Supreme Court of Justice to carry out proceedings as the present one in the quinquennium which expires on August sixteenth two thousand six, here present appear Mr. Licentiate ARTURO ARANA UBIETA, Economist, Banker, whom I attest to know personally nevertheless according to the law I identified by means of his Personal Identity Card issued by the Supreme Electoral Council from the Republic of Nicaragua number zero zero one dash zero eight one zero four six dash zero zero one two N (001-081046-0012N) valid until April tenth two thousand seven; and Lawyer Juan Alvaro Munguía Alvarez, Lawyer and Notary whom I attest to know personally nevertheless according to the law I identified by means of his Personal Identity Card number two eight one dash zero two zero six four two dash zero zero zero eight L (281-020642-0008L) valid until February fifteenth two thousand nine, both of full age, married and from this dwelling, who in my judgment have the necessary legal capacity to be obligated and contract, in particular to grant this public document. Licentiate ARTURO ARANA UBIETA, appears on the name and representation and in his authority of General

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Manager and as satisfactory agent of the Banking Institution denominated BANCO DE LA PRODUCCION (BANPRO) of this dwelling, ruled by the General Law of Banks and other Institutions, established in Public Deed number eight authorized in this city of Managua at five o’clock in the afternoon on September sixth nineteen ninety one, by Notary Lawyer JUAN ALVARO MUNGUIA ALVAREZ, Testimony of which the undersigned Notary attests to have had at sight and which has been dully registered under number thirteen thousand seven hundred seventy six B-2 )13,776-B2) page two hundred forty four to page two hundred sixty three of Volume six hundred eight three B-two (683B-2) of the Second Book of the Public Mercantile Registry and under number twenty seven thousand one hundred three (27.103) pages from one hundred six to one hundred seven of Volume eighteen of the Book of Persons both from the Public Registry of Managua; which Statutes were approved by the General Special Stockholder’s Meeting celebrated in this city at five hours in the afternoon on September ninth nineteen ninety one, which was Recorded Officially in Deed number nine authorized in this city of Managua by Notary Lawyer Juan Alvaro Munguía Alvarez at nine hours in the morning on September sixteenth nineteen ninety one, testimony of which the undersigned Notary attests to have had …

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at sight and which is dully registered with number thirteen thousand seven hundred sixty seven B-two (13,767 B2), pages two hundred sixty four to two hundred seventy three, volume six hundred eighty three B-two (683 B2) from Book Second of the Public Mercantile Registry of Managua. One of the appearing Mr. ARTURO ARANA UBIETA, proves his representation with the attested of power of attorney which he presents to me and I the notary attest to have had it at sight and which is authorized with Public Deed number one hundred, in this city of Managua at eleven hours in the morning on August twenty third nineteen ninety three by Notary Luis Chavez Escoto, which is dully registered under number sixteen thousand one hundred twenty, pages from ninety six to one hundred, Volume two hundred six from the Third Book of Powers of Attorneys from the Public Mercantile Registry of Managua, attesting the Undersigned Notary that such documentation, confers the appearing Licentiate ARTURO ARANA UBIETA, ample and sufficient faculties to grant the present public instrument. The appearing Doctor JUAN ALVARO MUNGUIA ALVAREZ, appears in representation of the corporation denominated INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA, corporation which is founded and organized according to the Laws from the Republic of Nicaragua, with dwelling in the city of Managua, as it is evident in Public Deed number seventy nine

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(79) of Social Founding which contains as well the Corporation’s Statutes, authorized in the city of Managua at eleven hours in the morning on September ninth two thousand two, before the services of Notary LUIS GONZAGA CARRION BRIONES, testimony of which the undersigned Notary attest to have had at sight and which is dully registered under number twenty four thousand eighty one dash B five (24,081-B5); pages thirty to thirty eight (30-38), Volume one hundred forty nine (149) from the Book of Persons, both from the Public Mercantile Registry of the Department of Managua. The appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ proves his representation for having been appointed and authorized in particular to grant this proceedings according to the enabling documents which he presents to me in original and of which I the undersigned notary attest to have had at sight, which are issued in legal form which I will relate and will record officially the ones that to my judgment are necessary to confer the Appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ ample faculties to execute this proceedings and which are the following: ONE) Founding deed and statutes of the corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA, which was previously related; TWO) Certification issued by Lawyer CARLOS ZUÑIGA NUÑEZ, which I insert integrally and literally as follows: CERTIFICATION: I, CARLOS…

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ZUÑIGA NUÑEZ, of full age, married, Lawyer, and Notary Public and from this dwelling, authorized by the Supreme Court of Justice from the Republic of Nicaragua to carry out this type of documents during a quinquennium which ends on July ninth two thousand three, by this means I CERTIFY: That the Record’s Book that dully legalized keeps the Corporation INMOBILIARIA PSMT NICARAGA, SOCIEDAD ANOMIMA from page five to page seven of the same there is the Record that integrally and literally reads: “RECORD NUMBER FOUR (04): SPECIAL GENERAL STOCKHOLDER’S MEETING.- In the city of Managua, Republic of Nicaragua at two hours in the afternoon on May fifteenth two thousand three; gather at the offices Munguia, Vidaurre, Chavez, with the purpose to celebrate Special Stockholder’s Meeting of INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANOMIMA, appears Mrs. OLINDA RAMIREZ BLANCO, of full age, married, Lawyer and Notary Public of this dwelling, who acts in representation of the corporation PSMT NICARAGUA BVI INC, owner and proprietor of ten thousand (10.000.00) registered shares, completely subscribed and paid of the corporation INMOBILIARIA PSMT NICARAGUA, S.A. and therefore, owner of one hundred percent of the corporation’s capital stock which is formed by the amount of ten thousand Cordabas (C$10,000.00) represented by TEN THOUSAND (10,000.00) STOCKS of registered

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condition with a par value of ONE CORDOBA (C$1.00) each one of the stocks, with the purpose to celebrate Special Stockholder’s Meeting of this corporation, without the need of a previous citation, neither the related publication, but with full knowledge of the matters to be dealt about, since it is certified that the appearing represent the total amount of the corporation’s stocks and therefore one hundred percent of the stock capital of the same, and for the same, there is the necessary quorum to celebrate the Meeting. Having found the Proxy issued by Mr. William Nylon in his capacity of President of the Corporation PSMT NICARAGUA (BVI) INC on favor of Licentiate Olinda Ramirez Blanco in due form and legality, which is in this act filed a the Corporation’s Secretariat. Once verified the existence of the quorum of the law and having legally organized the Meeting, all according to Clause Sixth of the Deed of Social Founding preceded in the following manner: FIRST: AUTHORIZATION TO SUBSCRIBE A LOAN CONTRACT WITH BANCO DE LA PRODUCCION SOCIEDAD ANONIMA. For the functioning and development of the operations of the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, in Nicaragua, it is necessary to authorize the registration of a Loan Contract with Banco de la Produccion Sociedad Anonima up to the amount of THREE MILLION DOLLARS (US$3,000,000.00)…

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payable at a short term, which is, ninety days from the date of the disbursement, which can be renewed or extended for ninety (90) additional days at the customer’s request with an interest rate of 9.00% annually for the first ninety days and in case the loan is extended for ninety (90) additional days at the debtor’s request the interest rate will go up to 12% annually. The disbursement commission will be 0.25% annually and will be granted as a warrantee for the payment of the loan, first grade mortgage over the land and its present or future improvements, where is constructed the building for the first store of PriceSmart in Nicaragua located in Plaza El Retiro, S.A. in the city of Managua, real estate which is registered under number one hundred sixty two thousand one hundred thirty five (162,135); Volume two thousand two hundred eighty one (2,281), Folio two hundred seventy one, two hundred seventy two and two hundred seventy three(271, 272, 273); First Entry of the Inscription Column, Section of Real Rights of the Real Estate’s Book from the Public Registry of the city of Managua, which pertains to the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA. Once the matter was discussed by unanimity of votes was authorized the subscription of the loan contract related in the present issue. SECOND: DESIGNATION TO SUBSCRIBE THE LOAN CONTRACT: Having been approved the subscribing of the loan contract

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related in the previous issue of this proceedings, was designated Lawyer JUAN ALVARO MUNGUIA ALVAREZ, of full age, married, Lawyer and Public Notary and from this dwelling, so in the name of the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA, appears before any Public Notary to subscribe the loan contract with Banco de la Produccion Sociedad Anonima, with the end to formalize the loan that was related in the first issue of the present Record of the Special General Stockholder’s Meeting and consequently Lawyer Juan Alvaro Munguia Alvarez can grant on the name of the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA on favor of Banco de la Produccion Sociedad Anonima, first mortgage over the real estate which is registered under number one hundred sixty two thousand one hundred thirty five (162,135), Volume two thousand two hundred eighty one (2,281), Folio two hundred seventy one, two hundred seventy two and two hundred seventy three (271, 272, 273): First Entry of the Inscription Column, Section of Real Rights of the Real Estate’s Book from the Public Registry of the city of Managua, in warrantee of loan that will be received, and also that as a result Lawyer Juan Alvaro Munguia Alvarez can subscribe such loan contract in the form, conditions and stipulations that he deems convenient jointly with Banco de la Produccion Sociedad Anonima, for this type of loan contract, without any limitation, as well as any other document related and necessary to formalize

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the loan that will be subscribe with Financiera (Financial Institution) BANCO DE LA PRODUCCION…

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SOCIEDAD ANONIMA, the certification that is released from the present act of adequate habilitating document will serve Lawyer Juan Alvaro Munguia Alvarez to appear before a Public Notary to subscribe the corresponding loan contract, without any limitation. It is authorized the Secretary of the Board of Directors or a Notary public in his exercise to release a certification of the present Record. It is certified that all the resolutions were taken by unanimity of votes. Not having other matter to discuss, the President adjourned the Meeting and it was read the preset Record to all the appearing they found it accordant in all and each one of its parts, we approved, ratified in definite form we all signed. (Signature) Olinda Ramirez B- It is accordant with its original with which was dully confronted and at the request of Lawyer Juan Alvaro Munguia Alvarez, specially authorized to grant this contract, I issue and sign the present certification in the city of Managua, at five hours in the afternoon on May fifteenth year two thousand three. CARLOS ZUÑIGA NUÑEZ, NOTARY PUBLIC.- There is a seal which literally reads Carlos Zuñiga Nuñez Lawyer and Notary Public, Republic of Nicaragua, Central America. The undersigned notary attested that such documentation confers the appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ, sufficient and ample faculties to grant these proceedings. The appearing Licentiate ARTURO ARANA UBIETA, in the name and

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representation of BANCO DE LA PRODUCCION, SOCIEDAD ANONIMA, (BANPRO), which henceforth in this deed will be simply and indistinctly called THE DEBTOR CORPORATION or THE DEBTOR and jointly the express: That they have convened to celebrate and to the effect celebrate the contract ruled by the following clauses: FIRST. OPENING OF CREDIT.- THE BANK, grants a loan on mutual to the DEBTOR corporation up to the amount of THREE MILLION DOLLARS (US$3,000,000.00) currency of legal course in the United States of America, which the Debtor Corporation accepts in this act to have received in cash and at its total satisfaction accepting itself as the Bank’s Debtor for such total amount. A bridge-loan intended solely and exclusively as a short term financing. SECOND.- WITHDRAWING OF FUNDS a) At the Bank’s criteria and disposition and subjected to the availability of same, the funds of the loan will be delivered from the Bank to the Debtor in one single disbursement and by means of the subscription of the respective redeemed promissory note issued on favor of the Bank which maturity will be according to the ones used in this type of loan and it will be considered a causal and it will be charged to the account of the present contract. Such Loan is granted with the Bank’s own funds. This contract is subscribed in Dollars of the United States of America

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for the capital plus interests and expenses in compliance with Article forty seven subsection (1) of the General Law of Banks, Financing Institutions or not Banking and Financial Groups from September twenty eight nineteen ninety nine, published at the Gaceta, Official Newspaper number one hundred ninety eight, one hundred ninety nine and two hundred dated October eighteenth, nineteenth, and twentieth nineteen ninety nine, which terms are well known by both parties and are totally incorporated to the present public instrument, forming part of the same. THIRD.- MATURITY AND INTEREST.- The DEBTOR its obligated to pay the loan to the Bank at its offices in the city of Managua, Plaza Libertad, or where the Bank’s representatives specify, in a Ninety (90) day term from the date of the disbursement and the subscription of the respective promissory note, renewable and extendable by ninety (90) additional days at the customer’s request. The interest rate that the DEBTOR CORPORATION will recognize and pay will be nine per cent (9%) annually over balances, for the first ninety days and such interest will be accrued from the date of the disbursement and will be paid at the maturity together with the capital until the complete and exact cancellation of the debt’s capital and interests. And in the case the customer requests to extend the credit for ninety (90) additional days, the interest rate to be applied will be negotiated between

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both parties by common agreement at the moment of the Extension, and such interests will be accrued from the date of the extension in its case, and will be paid at the maturity together with the capital until the exact and complete cancellation of the debt’s capital, interests and appendants. Likewise the DEBTOR will recognize and pay to the BANK a disbursement commission of zero point twenty five per cent (0.25%) which will be paid in advanced and at the moment the disbursement is made, in case the contract is extended at the Debtor Corporation’s request as it was established before, there will be no commission charged. FOURTH. DELAY- In case of delay which will be produced by THE DEBTOR’S simple delayed, in the exact compliance of its obligations without the need of any judicial or extrajudicial requirement or intimidation THE DEBTOR will recognized and pay to the Bank until the actual payment, an interest rate of twenty five (25%) of the annual current interest rate in force at the moment of the delay, additional to the normal interests. The interests, the normal ones as well as the interest for delayed payment will be capitalized each year without the need of practicing liquidation. FIFTH.- OTHER STIPULATIONS. In case the DEBTOR does not fulfill its obligations on favor of the Bank; more specifically the simple expiration of one installment not paid at the stipulated dates or the corresponding interests; or if the loan’s funds are not used for the purposes that were destined; if during the term of

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the loan matures any direct debt in charge of the DEBTOR and on favor of the Bank and this is not cancelled; if any person initiates or bring suit against the DEBTOR, if the warranties that…

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are constituted farther on for the security of this loan disappear, decrease or deteriorate for any cause, even though non imputable to the DEBTOR, if the properties that will be encumbered father on, were sold, alienate, leased, or burdened or demanded any of them in any form, if these were kidnapped or seized for any cause or the Debtor’s full dominion over the same is disputed in trial; for any of these facts without prejudice of the other rights that belong to it and at the Bank’s will, the present contract will be resolved as a matter of law without any requirement or intimidation either Judicial or Extrajudicial and the Bank will have in such case the right to give as expired and matured the term of this loan and demand to the DEBTOR the immediate payment of all the debt. In all cases the Bank can claim the damages and prejudices and all the judicial and extrajudicial fees deferred to the estimated promise of same. SIXTH . This contract for expressed determination of the grantors is subjected to the General Law of Banks and Non-Banking Financial Institutions and Financial Groups on September twenty eight nineteen ninety nine, published in the Official Newspaper number one hundred ninety eight, one hundred ninety nine and two hundred dated eighteenth, nineteenth and twenty of October nineteen ninety nine which concepts are well known by the present grantors and are incorporated in the present instrument. SEVENTH.

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The DEBTOR Corporation is obliged to pay preferably all the expenses and fees caused by the present contract and the ones that the Bank would have paid on behalf of the DEBTOR, as well as the cancellation and inscription in the competent Registries and the costs produced by the execution due to incompliance of the Debtor. EIGHT The DEBTOR is obligated in reciprocity to the financial aid that the Bank gives in this Act and during the effective term of the present contract, to provide the Bank collateral businesses consisting in the management of deposits in checking or term accounts or in other businesses of its ownership, and to manage in the Bank an account with significant movements of the Company’s Incomes and Expenditures. Likewise the DEBTOR from now explicitly authorizes the Bank to debit its Checking Account or any other account or certificates that manages in the BANK, all the payments of the debts that will have to make from this contract in its subsequent opportunities. NINTH.- WAIVERS. The DEBTOR for the effect of the compliance of its obligations agreed in this contract, makes in benefit of the BANK the following waivers: a) to its dwelling, being explicitly submitted to the Jurisdiction of the judges of this city or to the ones that the Bank can elect by means of his representatives; b) to all exception coming from an act of God or force majeure which risks it assumes as these were either unexpected or unforeseen: c) to the right of being intimidated or required judicially or extra judicially for incurring in delay since this...

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will operate by the Debtor’s simple delay in the compliance of its obligation, more specifically by the simple maturity of the loan at the established date; d) to the deposit and administration of the properties that will be mortgaged father on in warrantee of this contract or of any other properties that the BANK seizes which will be trusted to the person that the BANK indicates and who will exercise the duty on behalf and at the risk of the Debtor, c) to ask reduction of the mortgage in order to make payments to the loan, f) to the benefit that the DEBTOR could have, so in case of execution, the Bank can pursue first the properties that will be Mortgaged, in warranty of this contract, since the DEBTOR and the Bank have explicitly convened that for the lack of compliance of the DEBTOR’S obligations, the Bank can pursue before, simultaneously or after that the encumbered properties, any other real estate that belong to the DEBTOR to obtain the payment of the Loan, maintaining the Bank always all the rights, actions and privileges that are granted by the present contract and its warranties; g) To the right to invoke extension as to the term stipulated by the fact to continue receiving interest the Bank, after the maturity of the present contract, since that act will be considered as grace and not as extension, h) to the right to discuss in the ordinary way the rights that might assist for the cause of an Execution or to the right to appeal of record of auction in case

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of competitive bidding of a third party; i) to the notification of any transference of this credit if any, considering perfecting the transference from the same moment of the granting; j) to the right to request previous liquidation so this credit can be executed; k) to the right to point out the Notaries that must authorize any instrument that the DEBTOR or the Bank must grant in relation to this contract, which will be an exclusive right of the Bank; l) To the benefits of any law dictated or to be dictated, tending to grant extensions or waiting periods or reduce the type of interest or permit the payment in installments, forms or conditions that are not stipulated in the present public instrument. TENTH. The DEBTOR agrees: a) that for the execution effects resigns to the procedures of the current executive trial and at the criteria and disposition of the Bank it is submitted from now to the procedures of singular executive trial established in the article one thousand eight hundred twenty nine and following of our Code of Civil Procedures with the privileges that the General Law of Banks and other institutions grant to the Bank; b) Likewise for the effects of execution the real estates that will be mortgaged father on for the security of this loan are assessed in the amount of THREE MILLION DOLLARS (USA$3,000,000.00) Currency of Legal Course from the United States of America or the balance that exists if it is lower and that the BANK might claim at the moment of the Execution, all for its sale in public auction, being able to make

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the reappraisement of the Law; c) That the bank practices the liquidation of credit balance, accepting from now that the Bank determines in accounting…

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ELEVENTH.- WARRANTY .- Continues manifesting the appearing Lawyer JUAN ALVARO MUNGUIA ALVAREZ in his capacity of representative, for having been appointed and authorized specially to grant this act in the name and representation of the Corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANOMIMA and declares: That in order to warranty THE CREDITOR ENTITY BANCO DE LA PRODUCCION SOCIEDAD ANONIMA, the faithful compliance of the obligations contracted by its represented the Corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA and particularly the payment of the loan regulated here and the interests, expenses and judicial and extrajudicial fees y other accessories with special instructions of its constituent the Corporation INMOBILIARIA PSMT NICARAGUA, SOCIEDAD ANONIMA, CONSTITUTES of favor of the CREDITOR ENTITY BANCO DE LA PRODUCCION, SOCIEDAD ANOMIMA, FIRST, SINGLE AND SPECIAL MORTGAGE over a piece of land, and its present and future improvements, located in the City of Managua at La Plaza El Retiro, with an area of TWENTY THREE THOUSAND ZERO SEVENTY ONE POINT SIX THOUSAND EIGHT HUNDRED EIGHT SQUARE METERES (23.071.6808 Mts2) equivalent to THIRTY TWO THOUSAND SEVEN HUNDRED TWENTY FIVE POINT TWO THOUSAND ONE HUNDRED EIGHTY ONE SQUARE VARAS (32.725.2181V2). That on this piece of land there is a construction of a building that will be the first store of PriceSmart

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Nicaragua located at la Plaza El Retiro being such building included inside the following special boundaries. NORTH Barrio Bolonia de por medio Boulevard pista Benjamin Zeledon and remaining area of the same property. SOUTH. The rest of the property dismembered. EAST Barrio Jonathan Gonzalez street in the middle and WEST rest of the property dismembered. That the title of possession of its represented over the previous real estate is evident in Public Deed Twenty nine (29), authorized in the city of Managua, at one o’clock and thirty minutes in the afternoon on September twenty five year two thousand two, before the Notarial services of Juan Alvaro Munguía Alvarez, testimony which the undersigned Notary attests to have had at sight and which is dully registered with number one hundred sixty two thousand one hundred thirty five (162,135), Volume two thousand two hundred eighty one (2,281), Folios two hundred seventy one, two hundred seventy two and two hundred seventy three (271,272,273); First Entry (1st) of the Inscriptions Column, Section of Real Rights, Book of Real Estates from the Public Registry from the Real Estate Ownership from the Department of Managua. That the mortgage constituted over the previous real estate is inclusive to the improvements that at present exist in the pledged property, as well as the supervening and the products of same, from now until the complete and...

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exact cancellation of the loan’s capital and appendants. TWELVE - INSURANCE.- The DEBTOR is obliged to insured against all risks the real estate granted as guarantee up to the amount equivalent to one hundred twenty percent (120%) of the loan’s value, taking such insurance immediately after the subscription of this contract, appointing the Bank in such insurance and irrevocably as beneficiary of the respective insurance policies, giving to the Bank the same insurance policies to have best security of the Bank’s rights, and from now the DEBTOR, independently from the endorsement made to such insurance policies, appoints the BANK as beneficiary, transfers any and all the rights over the same on favor of the Bank in case of an eventual sinister. That in case the DEBTOR does not contract the insurance foreseen inside this clause within the established term or does not keep effective such insurance during the effective period of the present contract, the BANK can contract such insurance or its renewals in its case, on the DEBOTOR’S account. That besides of the incompliance of this obligation by the DEBTOR, it will give the Bank the right, if thus is decided, to give for ended and matured the term of the loan and demand the immediate payment of all the debt, without the need of a previous requirement; THIRTEENTH.- ACCEPTANCE.- Both appearing persons in the authority they act express jointly that they accept this contract

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in the terms and conditions related, especially Mr. ARTURO ARANA UBIETA expresses that he accepts all the declarations made on favor of its represented BANCO DE LA PRODUCCCION SOCIEDAD ANONIMA (BANPRO) in particular the one to constitute mortgage security and the appraisal given to the mortgaged warranty. As so expressed the appearing to whom I the Notary instructed them about the legal object, value and transcendence of this Proceedings, of the value of the general clauses which assure its validity and the one of the special ones that are contained herein, which encloses implicit stipulations and the explicit ones, resignations in concrete made and the need to register the corresponding testimony and inscription at the competent Public Registry. I attest of having had at sight the registry certification dated May twentieth two thousand three, issued by the Public Registrar of Real Estates from the Department of Managua, where it is evident that the real estate registered with number one hundred sixty two thousand one hundred fifty three (162,153) pertaining to the Corporation INMOBILIARIA PSMT NICARAGUA SOCIEDAD ANONIMA that it is mortgaged by the present deed, it is free of any lien. I read to the grantors integrally all that has been written who founded accordant, they ratified, approved and signed it before me the notary who attests of all the related.- Amends – twenty – VALID.- (S) J.A. MUNGUIA – A. ARANA U, BEFORE ME LUIS CHAVEZ ESCOTO – Notary

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It was before me from the front of folio seventy six to the front of folio eighty one from my official record protocol number TWENTY SIX that I keep in the course of the present year and as requested by the banking entity BANCO DE LA PRODUCCION, SOCIEDAD ANONIMA represented by Licentiate Arturo Arana Ubieta, I release this first testimony in six useful pages of legal paper which I sing and seal in the city of Managua at six hours in the afternoon on May twentieth year two thousand three.

Illegible – Signature

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